                               State of New York

                               Banking Department


     I, Roy A. Parchment, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed
Certificate entitled, "Restated Organization Certificate of General Electric Capital Corporation under Section 8007 of the Banking Law" dated November 16, 1988.





     Witness, my hand and official seal of the Banking Department at the City of New York, this 28th day of November in the Year of our Lord one thousand nine hundred and eighty-eight



                        /s/ ROY A. PARCHMENT
                        ______________________________
                        Deputy Superintendent of Banks.

              RESTATED ORGANIZATION CERTIFICATE
                            OF
            GENERAL ELECTRIC CAPITAL CORPORATION
            UNDER SECTION 8007 OF THE BANKING LAW

     We, the undersigned, Leo A. Halloran and Burton J.
Kloster, Jr., being respectively a Vice President and the Secretary of General Electric Capital Corporation, do hereby certify and set forth:

     1. The name of this corporation is General Elec-tric Capital Corporation. The name under which the corpora-tion was formed was General Electric Credit Corporation.

     2. The Organization Certificate of General Elec-tric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Cer-tificate was filed by the Superintendent of Banks of the State of New York on the 27th day of June, 1988, a Certi-ficate of Amendment, amending the provisions with respect to the capital stock of this corporation, was filed by the Superintendent of Banks of the State of New York on the 7th day of July, 1988, a Certificate of Amendment, amending the provisions with respect to the capital stock of this corporation, was filed by the Superintendent of Banks of the State of New York on the 28th day of July, 1988, and a Certificate of Amendment, amending the provisions with respect to the capital stock of this corporation, was filed by the Superintendent of Banks of the State of New York on the 15th day of September, 1988.

    3.  The Organization Certificate of General
Electric Capital Corporation, as amended heretofore, is hereby restated to read as herein set forth in full:

    First: The name by which the corporation is to be known is General Electric Capital Corporation.

    Second: The place where its business is to be transacted is 570 Lexington Avenue, New York, New York.

    Third: The amount of the capital stock of the corporation is Eight Hundred Seventy Three Million Nine
Hundred Thousand Dollars ($873,900,000) and the number of

Hundred Thousand Dollars ($873,900,000) and the number of shares into which such capital stock shall be divided is
Four  Million  Three  Hundred  Seventy-three     Thousand
(4,373,000) shares, of which Five Hundred Thousand (500,000) shares shall be Preferred Stock of the par value of Two Hundred Dollars ($200) each, Seven Thousand (7,000) shares shall be Preferred Stock of the par value of One Hundred Dollars ($100) each, and Three Million Eight Hundred Sixty-Six Thousand (3,866,000) shares shall be Common Stock of the par value of Two Hundred Dollars ($200) each.

         The designations, preferences, privileges and voting powers or restrictions or qualifications of the shares of each class are as follows:

         (a) The holders of the Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, except as may be provided in the Certificate of Amendment respecting a particular class or series of the Preferred Stock or except as may be required by law.

         (b) Five Hundred Thousand (500,000) shares of
    Preferred Stock of the par value of Two Hundred Dollars
    ($200) each shall be a class designated the Cumulative
    Preferred Stock, with designations, preferences, privi-leges and voting powers or restrictions or qualifica-tions as follows:

              The holders of the Cumulative Preferred Stock shall be entitled to dividends when and as declar-ed by the Board of Directors, at the rate of 7-
         1/2% per annum on the par value thereof, and no more, payable annually on such dates as may be determined by the Board of Directors, out of funds legally available therefor. The dividends on the Cumulative Preferred Stock shall be cumulative and shall be payable before any dividend on the Common
         Stock shall be paid or set apart for payment so that if in any year such dividends shall not have been paid or set apart for payment on the Cumula-tive Preferred Stock outstanding, the deficiency shall be paid or set apart before any dividend shall be paid, set apart or made on the Common
         Stock.  Dividends on the Cumulative Preferred
         Stock shall accrue from the day following date of issue.

     Whenever all cumulative dividends on the Cum-ulative Preferred Stock outstanding shall have been paid the Board of Directors may declare divi-dends on the Common Stock, payable then or there-after, out of funds legally available therefor, and no holders of any shares of the Cumulative
Preferred Stock, as such, shall be entitled to share therein.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Cumulative Pre-ferred Stock shall be entitled to be paid the full par value of each share of Cumulative Preferred
Stock and in every case, the unpaid dividends accrued thereon, whether or not declared, before any distribution is made to the holders of the Common Stock; but the holders of the Cumulative
Preferred Stock shall be entitled to no further participation in such distribution. If the assets distributable on such liquidation, dissolution or winding up shall be insufficient to permit the payment to holders of the Cumulative Preferred
Stock of the full par value thereof and accrued dividends as aforesaid, the said assets shall be distributed pro rata among the holders thereof.
After all payments are made as aforesaid, the remaining assets shall be divided among and paid to the holders of the Common Stock pro rata ac-cording to their respective shares. The merger or consolidation of the corporation into or with any other corporation shall not be or be deemed to be a distribution of assets or a dissolution, liqui-dation or winding up for the purposes of this paragraph.

     At the option of the Board of Directors, upon thirty (30) days' notice by mail to the holders of record thereof, the Cumulative Preferred Stock shall be subject to redemption, in whole or in part, at 100% of the par value thereof, plus accrued dividends thereon to the date fixed for such redemption. Any redemption hereunder shall be made at such time and in such manner as the Board of Directors may determine.

     The holders of the Cumulative Preferred Stock shall not have any voting power whatsoever, except as may be required by law.

         (c) The Board of Directors (or any committee to which it may duly delegate the authority granted in this paragraph), in accordance with Section 5002 of the Banking Law of the State of New York, is hereby em-powered to authorize the issuance from time to time of Seven Thousand (7,000) shares of Preferred Stock of the par value of One Hundred Dollars ($100) each, which shall be designated the Variable Cumulative Preferred Stock, issuable in one or more series, in the case of each such series, (i) in such number of shares and with such designations, relative rights, preferences or limitations, including, without limitation, dividend rights, dissolution rights, conversion rights, exchange rights, and redemption rights, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) pro-viding for the issuance of such series of Variable Cumulative Preferred Stock and (ii) except as otherwise set forth in such resolution or resolutions, having all such rights, preferences and limitations as are set forth in the following Sections One through Twelve of this subparagraph (c):

     SECTION ONE.  Definitions

         As used in this subparagraph (c) of this paragraph
Third, the following terms shall have the following mean-ings, unless the context otherwise requires:

         1. "Affiliate" shall mean any Person known to the Trust Company to be controlled by, in control of, or under common control with, the corporation.

         2. "Agent Member" shall mean the member of the Auction Stock Depository that will act on behalf of Bidder and is identified as such in such Bidder's Master
     Purchaser's Letter.

         3. "Applicable Determining Rate" shall mean with respect to a Dividend Period from one (1) day to five
     (5) days, the greater of the Effective Composite Commer-cial Paper Rate for a period of five (5) days and the Federal Funds Rate; with respect to a Dividend Period of six (6) days to eighty-nine (89) days, the Effective Composite Commercial Paper Rate; with respect to a Divi-dend Period of ninety (90) days to three hundred sixty-four (364) days, the Effective LIBOR Rate; with respect to a Dividend Period of two (2) years to ten (10) years, the U.S. Treasury Note Rate; and with respect to a Divi-dend Period in excess of ten (10) years, the U.S.
Treasury Bond Rate.

      4. "Auction" shall mean the periodic implementa-tion of the Auction Procedures.

      5. "Auction Date" shall mean the Business Day immediately preceding the first day of a Dividend Period for Auction Stock.

      6. "Auction Method" shall mean the method of de-termining Dividend Periods and Dividend Rates for the shares of Variable Cumulative Preferred Stock described in Subsection D of Section Four.

      7. "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Section Five here-of.

      8. "Auction Stock" shall mean the shares of Vari-able Cumulative Preferred Stock for which the Dividend
Period and Dividend Rate are determined pursuant to the Auction Method.

      9. "Auction Stock Depository" shall mean The Depo-sitory Trust Company and its successors or any other securities depository selected by the corporation which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Auction Stock.

      10. "Available Auction Stock" shall have the mean-ing specified in Subsection (C)(1)(a) of Section Five hereof.

      11. "Bid" and "Bids" shall have the respective meanings specified in Subsection (A)(1)(b) of Section
Five hereof.

      12. "Bidder" and "Bidders" shall have the respec-tive meanings specified in Subsection (A)(1)(b) of Sec-tion Five hereof.

      13. "Board of Directors" shall mean the Board of Directors of the corporation.

      14. "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the function required of a Broker-Dealer in the Auction Procedures, that is a member of, or a participant in, the Auction
 Stock Depository, and that has been selected by the corporation and has entered into a Broker-Dealer Agree-ment with the Trust Company that remains effective.

      15. "Broker-Dealer Agreement" shall mean an agree-ment between the Trust Company and a Broker-Dealer pur-suant to which such Broker-Dealer agrees to follow the Auction Procedures.

      16. "Business Day" shall mean a day on which the New York Stock Exchange, Inc., is open for trading and which is neither a Saturday, Sunday nor other day on which banks in The City of New York, New York, are au-thorized by law to close.

      17.  "Converted Remarketed Stock" shall mean shares
 of Variable Cumulative Preferred Stock which, by reason
 of an election by the corporation of a different
 Dividend Determination Method, will become Auction Stock
 at   the  end  of  the  then-current  Dividend  Period
 applicable thereto.

      18. "Date of Original Issue" shall mean, as to any share of Variable Cumulative Preferred Stock, the date on which the corporation initially issues such share.

      19. "Dividend Determination Method" or "Method" shall mean either the Auction Method or the Remarketing
Method.

      20. "Dividend Payment Date" shall mean, with re-spect to each share of Variable Cumulative Preferred
Stock, the last day of each Dividend Period applicable thereto, regardless of its length, and, in addition, (i) in the case of Dividend Periods of more than ninety-nine
(99) days, on the following additional dates: (a) if such Dividend Period is from one hundred (100) to one hundred ninety (190) days, on the ninety-first (91st) day; (b) if such Dividend Period is from one hundred ninety-one (191) to two hundred eighty-one (281) days, on the ninety-first (91st) and one hundred eighty-second
(182nd) days; (c) if such Dividend Period is from two hundred eighty-two (282) to three hundred sixty-four
(364) days, on the ninety-first (91st), one hundred eighty-second (182nd) and two hundred seventy-third
(273rd) days; and (d) if such Dividend Period is from two (2) to thirty (30) years, on January 15, April 15,

July 15 and October 15 of each year, provided, that in all such cases, if such date is not a Business Day, the Dividend Payment Date shall be the Business Day next succeeding such date. However, so long as the Auction
Stock Depository shall make payments to participants and members in next-day funds, if a day that otherwise would be a Dividend Payment Date for shares of Auction Stock is succeeded by a day which is not a Business Day then the Dividend Payment Date will be the next succeeding
Business Day that is immediately succeeded by a Business
Day.

      21. "Dividend Period" and "Dividend Periods" shall mean, as to each share of Variable Cumulative Preferred
Stock, each period with respect to which dividends on such share shall accumulate and be payable, each such dividend period to be determined pursuant to Section
Four.

      22. "Dividend Rate" shall mean, as to each share of Variable Cumulative Preferred Stock, each rate at which a dividend shall be payable on such share, such dividend rate to be determined pursuant to Section Four.

      23. "Effective Composite Commercial Paper Rate" shall mean, on any date, (i) the Money Market Yield of the rate on commercial paper placed on behalf of issu-ers whose corporate bonds are rated "AA" by Standard &
Poor's or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, for a maturity that equals the duration of the relevant
Dividend Period as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York on such date, or (ii) in the event that the Federal Reserve Bank of New York does not make avail-able such a rate by 2:00 P.M., New York City time, on such date, the Money Market Yield of the arithmetic mean of the rates on commercial paper of such maturity placed on behalf of such issuers, as quoted on a dis-count basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co., and
Shearson Lehman Commercial Paper Incorporated, or, in lieu of any thereof, their respective affiliates or successors that are commercial paper dealers (the
"Commercial Paper Dealers"), to the Trust Company or the Tender Agent, as the case may be, for the close of business on the Business Day immediately preceding such date. In the event that the Federal Reserve Bank of New York does not make available such a rate and if any

Commercial Paper Dealer does not quote a rate required to determine the Effective Composite Commercial Paper
Rate, the Effective Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper
Dealer or Commercial Paper Dealers and any Substitute
Commercial Paper Dealer or Substitute Commercial Paper
Dealers selected by the corporation to provide such rate or rates not being supplied by any Commercial
Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the corporation does not select any such Substitute Commercial Paper Dealer or Substitute Com-mercial Paper Dealers, by the remaining Commercial
Paper Dealer or Commercial Paper Dealers.  "Substitute
Commercial Paper Dealers" shall mean The First Boston
Corporation or Morgan Stanley & Co. Incorporated or, in lieu of either thereof, their respective affiliates or successors that are commercial paper dealers. In the event that no quoted rates are available for a maturity that equals the duration of the relevant Dividend Peri-od, then the rate will be the higher of the quoted rates for the maturity immediately shorter or immediately longer than the duration of the relevant
Dividend Period.

      24. "Effective LIBOR Rate" shall mean, on any date, the offered rates for deposits in dollars for a period of the same duration as the relevant Dividend
Period, which appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on such date. If at least two such offered rates appear on the Reuters Screen
LIBO Page, the Effective LIBOR Rate in respect of such date will be the arithmetic mean of such offered rates.
If fewer than two offered rates appear, the Effective
LIBOR Rate in respect of such date will be determined on the basis of the rates quoted to the Trust Company or the Tender Agent, as the case may be, at which deposits in dollars are offered by the Reference Banks
(as hereinafter defined) at approximately 11:00 A.M., London time, on the day that is the Business Day preceding such date to prime banks in the London interbank market for a period of the same duration as the relevant Dividend Period. The corporation shall request the principal London office of each of the Reference Banks to provide a quotation of such rate to the Trust Company or the Tender Agent, as the case may be. If at least two such quotations are provided, the Effective LIBOR Rate in respect of such date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the Effective
LIBOR Rate in respect of such date will be the arithmetic mean of the rates quoted to the Trust
Company or Tender Agent, as the case may be, by major banks in New York City, selected by the corporation, at approximately 11:00 A.M., New York City time, on such date for loans in dollars to leading European banks for a period of the same duration as the relevant Dividend
Period. "Reference Banks" means four major banks in the London market, selected by the corporation. In the event that no quoted rates are available for a maturity that equals the duration of the relevant Dividend
Period, then the rate will be the higher of the quoted rates for the maturity immediately shorter or immediately longer than the duration of the relevant
Dividend Period.

      25. "Existing Holder" shall mean, when used with respect to shares of Auction Stock, a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of Auction Stock in the records of the Trust Company and will in all events include Holders of Converted Remarketed Stock.

      26.  "Federal Funds Rate" shall mean, on any date,
(i) the overnight Federal funds rate as such rate is made available by the Federal Reserve Bank of New York or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate by 2:00
P.M., New York City time, on any day, then the arith-metic mean of the rates for each of the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in New York City as selected by the corporation prior to 9:00 A.M., New York City time, on that day.

      27. "Hold Order" and "Hold Orders" shall have the respective meanings specified in Subsection (A)(1)(b), of Section Five hereof.

      28. "Holder" shall mean the holder of record of shares of Variable Cumulative Preferred Stock, as the same appears on the record of stockholders of the cor-poration.

      29. "Initial Dividend Period" shall have the meaning specified in Subsection B of Section Four here-of.

     30. "Junior Stock" shall mean all stock of the corporation now or hereafter authorized, except (i)
Variable Cumulative Preferred Stock, (ii) Cumulative
Preferred Stock and (iii) any future class of stock ranking prior to or on a parity with Variable Cumula-tive Preferred Stock as to dividends or assets.

     31. "Master Purchaser's Letter" shall mean a let-ter addressed to the corporation, the Trust Company and an Agent Member in which a Person agrees that if such Person should offer to purchase, purchase, offer to sell and/or sell shares a series of the Stock, such Person will be bound by the Auction Procedures.

     32. "Maximum Rate" shall mean, on any date with respect to any share of Variable Cumulative Preferred
Stock, a percentage (determined as set forth below based on the prevailing rating of such share of Vari-able Cumulative Preferred Stock in effect at the close of business on the Business Day immediately preceding such date and on the duration of the relevant Dividend
Period) of the Applicable Determining Rate for such share on such date, provided that during the continu-ance of a Payment Failure the applicable percentage shall be 200%:



                              Percentage

                     For Dividend      For Dividend
                     Periods of Less   Periods of Two
Prevailing Rating    Than One Year     Years of More
AA/"aa" or above         110%               125%
A/"a"                    125%               140%
BBB/"baa"                150%               175%
Below BBB/"baa"          200%               225%

For purposes of this definition, the "prevailing rating" of such series shall be (i) AA/"aa" or above, if such series has a rating of AA- or better by Standard &
Poor's and "aa3" or better by Moody's, or the equivalent of both of such ratings by a substitute rating agency or agencies selected as provided below, (ii) if not AA/"aa" or above, then A/"a" if such series has a rating of A-or better by Standard & Poor's and "a3" or better by

Moody's or the equivalent of both of such ratings by a substitute rating agency or agencies selected as provided below, (iii) if not AA/"aa" or above or A/"a", then BBB/"baa" if such series has a rating of BBB- or better by Standard & Poor's and "baa3" or better by Moody's or the equivalent of both of such ratings by a substitute rating agency or agencies selected as pro-vided below, and (iv) if not AA/"aa" or above, A/"a" or BBB/"baa", then below BBB/"baa". The corporation will take all reasonable action necessary to enable Standard
& Poor's and Moody's to provide a rating for the Vari-able Cumulative Preferred Stock of each series. If neither Standard & Poor's nor Moody's makes such a rating available, the corporation or its duly authorized agent will select one or two nationally recognized secu-rities rating agencies to act as a substitute rating agency or agencies, as the case may be.

    33. "Money Market Yield" shall mean, with respect to any rate which is quoted on a bank discount basis, a yield (expressed as a percentage) calculated in accor-dance with the following formula:

                             D x 360
  Money Market Yield =    ---------------     x  100
                           360 - (D x M)

where "D" refers to the per annum rate, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the number of days for which such bank dis-count rate is quoted.

    34.     "Moody's"  shall  mean  Moody's  Investors
Service, Inc. and its successors.

    35. "Order" and "Orders" shall have the respec-tive meanings specified in Subsection (A)(1)(b) of Section Five hereof.

    36. "Outstanding" shall mean, as of any date, shares of a series theretofore issued by the corpora-tion except (i) any shares of such series theretofore cancelled or delivered for cancellation or redeemed by the corporation, or as to which a notice of redemption shall have been given by the corporation, (ii) any shares of such series as to which the corporation or any Affiliate thereof shall be an owner (except that any shares acquired by an Affiliate which is a broker-dealer and which acquired such shares in the normal course of its business shall be deemed to be Outstand-

  ing), or (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the corporation.

      37. "Paying Agent" shall mean a bank or trust company duly appointed as such.

      38. "Payment Failure" shall mean that the corpo-ration shall fail to pay: (i) all dividends in respect of any share of Variable Cumulative Preferred Stock which have accumulated during any Dividend Period applicable to such share by no later than the third
  Business Day following the last day of such Dividend
  Period or (ii) the redemption price in respect of shares of Variable Cumulative Preferred Stock called for redemption on the date when due if, in each such case, such failure shall continue unremedied.

      39. "Person" shall mean and include an individu-al, a partnership, a corporation, a trust, an unincor-porated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      40. "Potential Holder" shall mean any Person, in-cluding any Existing Holder, (i) who shall have exe-cuted a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of Subject Auction Stock
  (or, in the case of an Existing Holder, additional shares of Subject Auction Stock of such series).

      41. "Remarketed Stock" shall mean the shares of Variable Cumulative Preferred Stock for which the Divi-dend Rate and Dividend Period are determined pursuant to the Remarketing Method.

      42. "Remarketing Agent" shall mean, at any time for any share of Remarketed Stock, the entity or enti-ties appointed by the corporation to act on its behalf in establishing Dividend Rates and Dividend Periods for such share and to act on behalf of Holders in remarket-ing such share as provided in the Remarketing Proce-dures.

      43. "Remarketing Depository" shall mean any depo-sitory selected by the corporation which agrees to follow the procedures required to be followed by such depository in connection with the shares of Remarketed
  Stock.

     44. "Remarketing Method" shall mean the method of determining Dividend Periods and Dividend Rates for the shares of Variable Cumulative Preferred Stock described in Subsection E of Section Four hereof.

     45. "Remarketing Procedures" shall mean the pro-cedures for determining Dividend Rates and Dividend
Periods for Remarketed Stock set forth in Section Six hereof.

     46. "Sell Order" and "Sell Orders" shall have the respective meanings specified in Subsection (A)(1)(b) of Section Five hereof.

     47.  "Standard & Poor's" shall mean Standard &
Poor's Corporation and its successors.

     48. "Subject Auction Stock" shall mean, with respect to any Auction Date, the shares of Auction
Stock subject to Auction on such date.

     49.  "Submission Deadline" shall mean 1:00 P.M.,
New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as spe-cified by the Trust Company from time to time.

     50. "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in Subsection
(C)(1) of Section Five hereof.

     51.  "Submitted Hold Order" and "Submitted Hold
Orders" shall have the respective meanings specified in Subsection (C)(1) of Section Five hereof.

     52. "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in Subsec-tion (C)(1) of Section Five hereof.

     53.  "Submitted Sell Order" and "Submitted Sell
Orders" shall have the respective meanings specified in Subsection (C)(1) of Section Five hereof.

     54.  "Subsequent Dividend Period" and "Subsequent
Dividend Periods" shall mean, for each share of Varia-ble Cumulative Preferred Stock, each Dividend Period applicable thereto other than the Initial Dividend
Period applicable thereto.

     55. "Sufficient Clearing Bids" shall have the meaning specified in Subsection (C)(1)(b) of Section
Five hereof.

     56. "Trust Company" shall mean a bank or trust company duly appointed as such.

     57. "U.S. Treasury Bond Rate" shall mean, on any date, (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Bond with a remaining maturity most nearly comparable to 30 years from such date, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve
Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business
Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bond Rate on such date. "Alternate Treasury Bond Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Bond with a remaining maturity most nearly comparable to 30 years from such date, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained by the Trust Company or the Tender
Agent, as the case may be, from at least three recog-nized primary U.S. Government securities dealers selected by the corporation.

     58. "U.S. Treasury Note Rate" shall mean, on any date, (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly com-parable to the length of the related Dividend Period, as such bid price quotation is published on the Busi-ness Day immediately preceding such date by the Federal
Reserve Bank of New York in its Composite 3:30 P.M.
Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calcu-lated is not available, the Alternate Treasury Note
Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day imme-diately preceding such date, obtained by the Trust

     Company or the Tender Agent, as the case may be, from at least three recognized primary U.S. Government secu-rities dealers selected by the corporation.

         59. "Winning Bid Rate" shall have the meaning specified in Subsection (C)(1)(c) of Section Five here-of.

     SECTION TWO.  Parity

         All shares of all series of Variable Cumulative
Preferred Stock, and all shares of Cumulative Preferred
Stock, shall rank equally with respect to payments of divi-dends and distributions upon liquidation.

     SECTION THREE.  Authorized Shares in Series

         Each series of Variable Cumulative Preferred Stock shall consist of such number of shares as shall be fixed in the resolution of the Board of Directors (or any committee to which it may duly delegate the authority granted in this subparagraph (c)) authorizing the series. At any given time all shares of a series of Variable Cumulative Preferred Stock shall be either all Auction Stock or all Remarketed Stock.

     SECTION FOUR.  Dividends and Dividend Periods

         A. The Holders shall be entitled to receive, when and as declared by the Board of Directors of the corporation (or any committee to which it may duly delegate the auth-ority granted in this subparagraph (c)), out of funds legally available therefor, cumulative cash preferential dividends at the rates, on the dates, for the periods and otherwise in the manner provided in this Section. Such preferential dividends shall be declared and paid or set apart for payment in full for all previous Dividend Periods before the declaration, payment or setting apart of any funds or assets for payment of any dividends on, or the making of, or the setting apart of, any funds or assets for any distribution with respect to, any class of Junior Stock, and before any purchase, redemption, or other acquisition of any class of Junior Stock, or the setting apart of any funds or assets for such purchase, redemption or acquisition.
Each share of Variable Cumulative Preferred Stock shall rank on a parity with each share of Cumulative Preferred Stock and with each other share of Variable Cumulative Preferred Stock, irrespective of series, with respect to the preferential dividends at the respective rates fixed for such share, and no preferential dividend shall be declared or paid or set apart for payment on any shares of Variable Cumulative Preferred Stock for any current dividend period if dividends on any other shares of Variable Cumulative Preferred Stock or Cumulative Preferred Stock are accumulated and unpaid for any prior dividend period or, in case of payment of dividend arrearages on Variable Cumulative Preferred Stock or Cumulative Preferred Stock, unless at the same time the corporation shall also declare or pay or set apart for payment, as the case may be, such amounts with respect to all such dividend arrearages on all Variable Cumulative Preferred Stock and Cumulative Preferred Stock so that all such shares shall share ratably in such payment in accordance with the sums which would be payable on all such shares if all dividends (including all accumulations, if any) were declared and paid in full. For purposes hereof, dividend accumulations and arrearages do not include any dividends which have not yet become payable or as to which there has not occurred a Dividend Payment Date, as the case may be.

         B. Dividends on shares of Variable Cumulative Preferred Stock shall accumulate from the Date of Original Issue thereof and shall be payable on each Dividend Payment Date with respect thereto. The duration of the initial Dividend Period for each series of Variable Cumulative Pre-ferred Stock (for each series, the "Initial Dividend Peri-od") and the Dividend Rate for such series for such Initial Dividend Period shall be fixed in the resolution of the Board of Directors (or any committee to which it may duly delegate its authority) authorizing such series, provided that the duration of any Initial Dividend Period shall not exceed thirty (30) years. Thereafter, the determination of the duration of each Subsequent Dividend Period with respect to shares of Variable Cumulative Preferred Stock and the Dividend Rate for each such Subsequent Dividend Period shall be determined by either the Auction Method or the Remarket-ing Method. Subject to the limitations set forth below, either Dividend Determination Method may be selected by the corporation for any Subsequent Dividend Period with respect to all the shares of Variable Cumulative Preferred Stock of a series. The corporation shall make such selection by giving notice to Holders, sent by first class mail, postage prepaid, to the address of each such Holder appearing on the record of stockholders of the corporation not less than seven (7) days prior to the first day of such Subsequent

Dividend Period. Any Dividend Determination Method so selected by the corporation for a series shall continue in effect for such series until the corporation selects the other Method in the aforesaid manner. No defect in the notice or in the mailing thereof shall affect the validity of any change in the Dividend Determination Method. Not-withstanding the foregoing, the corporation shall not be entitled to elect that a Dividend Determination Method other than the Dividend Determination Method then applicable to a series shall apply to such series if (i) at the time of an election that the Remarketing Method apply to a series, the corporation has not appointed a Remarketing Agent, a Tender Agent and a Remarketing Depository, (ii) at the time of an election that the Auction Method apply to a series, the corporation has not appointed a Trust Company and at least one Broker-Dealer for such series or such election would result in more than one Dividend Period for the Auction Stock of such series or (iii) a Payment Failure has occurred and is continuing. For purposes of the foregoing sentence, the Auction Method shall be deemed to be the Dividend Determination Method applicable to a series during the Initial Dividend Period therefor unless otherwise indicated by the corporation. Once the corporation shall have selected a Dividend Determination Method for a series for a Subsequent Dividend Period in the aforesaid manner, such se-lection shall become effective on the last day of the Dividend Period(s) then applicable to shares of such series notwithstanding any Payment Failure which may occur after the delivery of the selection notice by the corporation, the failure to remarket tendered shares of Remarketed Stock of such series, in the case of the selection of the Remarketing Method, or the lack of Sufficient Clearing Bids in the Auction for such series, in the case of the selection of the Auction Method.

         C.  Each Dividend Period for shares of Variable
Cumulative Preferred Stock shall be measured in either days
(but not more than three hundred sixty-four (364)) or in full years (but not less than two (2) or more than thirty
(30)), provided that the minimum Dividend Period for (i)
Auction Stock shall be seven (7) days and (ii) Remarketed
Stock shall be one (1) Business Day. Each Dividend Period shall end on a Dividend Payment Date.

         D. Except as otherwise provided in the resolution authorizing Variable Cumulative Preferred Stock of a series, each Subsequent Dividend Period with respect to Auction Stock of such series shall be 49 days in duration, provided, that the corporation may establish the duration of any Sub-sequent Dividend Period subject to the limitations set forth in Subsection C of this Section Four by a notice sent by the corporation to all Holders of shares of Auction Stock of such series, by first-class mail, postage prepaid, to the address of each such Holder appearing on the record of stockholders of the corporation, not less than seven (7) days nor more than sixty (60) days prior to any Auction Date for such Subsequent Dividend Period, which notice shall specify the determination by the corporation of (i) the length of the next succeeding Dividend Period, (ii) in the case of any Dividend Period in excess of ninety-nine (99) days in duration, any Dividend Payment Date or Dates other than the last day of such Dividend Period and (iii) in the case of any Dividend Period equal to or in excess of two (2) years in duration, any dates on which shares of Auction Stock may be redeemed and the corresponding redemption prices. In the absence of any such notice with respect to a Subsequent Dividend Period, such period shall have a dura-tion of forty-nine (49) days. In addition, in the event the corporation has elected a duration of more than forty-nine
(49) days for a Subsequent Dividend Period, it may withdraw such election by a notice sent by the corporation to all Holders of shares of Auction Stock of such series by hand delivery or telecopier to the address of each such Holder appearing on the record of stockholders of the corporation by no later than 3:00 P.M., New York City time, on the Business Day immediately preceding the relevant Auction Date, and in such event such Subsequent Dividend Period will have a duration of forty-nine (49) days. No defect in the notice or in the mailing thereof shall affect the validity of the change in the Dividend Period for shares of Auction Stock.

         Notwithstanding the foregoing, in the event that Sufficient Clearing Bids have not been made, so the Dividend Rate for the next Dividend Period for a series of Auction Stock is equal to the Maximum Rate, then the duration of the Subsequent Dividend Period in respect of such series of Auction Stock shall be the lesser of (i) the length of such Dividend Period as specified by the corporation in a notice given pursuant to the preceding paragraph, or (ii) 49 days, and the Maximum Rate shall be determined based upon the duration of the Dividend Period determined pursuant to the foregoing clause (i) or (ii).

         Except as provided in Subsection G of this Section Four, the Dividend Rate on the shares of Auction Stock of a series for each Subsequent Dividend Period shall be the rate per annum that results from an Auction for such series.

         E. Except as otherwise provided in Subsections F and G, of this Section Four, each Subsequent Dividend Period for each share of Remarketed Stock and the Dividend Rate for each such Subsequent Dividend Period shall be established by the Remarketing Agent for such shares pursuant to the Remar-keting Procedures, such determination to be conclusive and binding on the corporation and the Holder. If for any rea-son a share of Remarketed Stock is not remarketed on the day of its tender, such share shall have successive Dividend Periods of one (1) Business Day with a Dividend Rate equal to the Maximum Rate until such share is remarketed.

         F.  Notwithstanding the provisions of Subsections
D and E of this Section Four, the Dividend Rate which results from the application of the Auction Procedures or the Remarketing Procedures for any Subsequent Dividend Peri-od for any share of Variable Cumulative Preferred Stock shall not be greater than the Maximum Rate for such share on the first day of the applicable Dividend Period.

         G. Notwithstanding the foregoing provisions of this Section Four, the application of the Auction Procedures and the Remarketing Procedures shall be suspended during the continuance of a Payment Failure and during such continuance dividends will accumulate on the shares of Variable Cumula-tive Preferred Stock for Dividend Periods commencing on and after the date such Payment Failure first occurred at two hundred per cent (200%) of the Applicable Determining Rate for Dividend Periods of one (1) Business Day, in the case of shares of Remarketed Stock, and forty-nine (49) days, in the case of shares of Auction Stock. In no event shall the Dividend Rate on any share of Variable Cumulative Preferred Stock be adjusted prior to the end of a Dividend Period for such share. If no Payment Failure continues to exist at the end of a Dividend Period, the application of the Auction Procedures and the Remarketing Procedures shall be resumed.

         H. The corporation shall pay to the Paying Agent not later than (i) in the case of Dividend Periods of one
(1) Business Day, 4:00 P.M., New York City time, and (ii) in the case of all other Dividend Periods, 12:00 noon, New York City time, in each case, on the Business Day next preceding each Dividend Payment Date for shares of Variable Cumulative Preferred Stock, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such Variable Cumulative Preferred Stock on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders.

         I. Each dividend shall be paid to the Holders whose names appear on the record of stockholders of the corporation on the Business Day next preceding the Dividend Payment Date; provided that if the Dividend Rate with re-spect to the shares of Variable Cumulative Preferred Stock in respect of which a dividend is being paid is two hundred per cent (200%) of the Applicable Determining Rate as a result of the occurrence of a Payment Failure, such dividend shall be paid to the Holders as their names appear on the record of stockholders of the corporation on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors or a duly authorized committee thereof. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date.

         J. The amount of dividends per share accumulated on each share of Variable Cumulative Preferred Stock during any Dividend Period less than one (1) year shall be computed by multiplying the Dividend Rate for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period (calculated by counting the first day thereof but excluding the last day thereof) and the denominator of which shall be three hundred sixty (360), and multiplying One Hundred Thousand Dollars ($100,000) by the rate obtained. During any Dividend Period of two years or longer, the amount of dividends per share accumulated on each share of Variable Cumulative Preferred Stock shall be computed on the basis of a year consisting of twelve (12) thirty (30) day months.

         K. At any time after all preferential dividends on the Variable Cumulative Preferred Stock of all series for all previous Dividend Periods shall have been declared and paid or set apart for payment, the Board of Directors may, after or concurrently with, but not before the declaration of full preferential dividends on the Variable Cumulative Preferred Stock of all series for the current Dividend Peri-od, declare dividends (payable in cash, property or stock) on outstanding shares of Junior Stock (subject to the ob-servance of any applicable priorities as between classes of Junior Stock), out of any funds or assets legally available for that purpose. The declaration, payment, and setting apart of dividends upon any Junior Stock shall also be sub-ject to any terms and provisions of each series of the Vari-able Cumulative Preferred Stock fixed for such series.

    SECTION FIVE.  Auction Procedures

         A. Orders by Existing Holders and Potential Hold-ers. (1) On or prior to the Submission Deadline for each Auction Date for a series:

              (a) each Existing Holder may submit to a Broker-Dealer information as to:

                      (i) the number of Outstanding shares
              of Subject Auction Stock, if any, held by such Existing Holder which such Existing
              Holder desires to continue to hold without regard to the rate determined by the Auction
              Procedures for the next succeeding Dividend
              Period;

                  (ii) the number of Outstanding shares of
              Subject Auction Stock, if any, that such Existing Holder desires to continue to hold if the rate determined by the Auction Proce-dures for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                 (iii) the number of Outstanding shares of
              Subject Auction Stock, if any, held by such Existing Holder which such Existing Holder offers to sell without regard to the rate determined by the Auction Procedures for the next succeeding Dividend Period; and

              (b) one or more Broker-Dealers shall in good faith, for the purpose of conducting a competitive
         Auction in a commercially reasonable manner, con-tact Potential Holders, including Persons that are not Existing Holders, by telephone or otherwise to determine the number of shares of Subject Auction
         Stock, if any, which each such Potential Holder offers to purchase, provided that the rate deter-mined by the Auction Procedures for the next suc-ceeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

         For the purposes hereof, the communication to a Broker-Dealer of information referred to in Sub-paragraph (a)(i), (a)(ii), or (a)(iii) or (b) of this paragraph 1 is hereinafter referred to as an "Order" and collectively as "Orders" and each

Existing Holder and each Potential Holder placing an Order is hereafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in Subparagraph (a)(i) of this paragraph 1 is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders";
an Order containing the information referred to in Subparagraph (a)(ii) or (b) of this paragraph 1 is hereinafter referred to as a "Bid" and collective-ly as "Bids"; and an Order containing the informa-tion referred to in Subparagraph (a)(iii) of this paragraph 1 is hereinafter referred to as a "Sell
Order" and collectively as "Sell Orders."

     (c) a Bid by an Existing Holder shall con-stitute an irrevocable offer to sell:

         (i) the number of Outstanding shares
     of Subject Auction Stock specified in such Bid if the rate determined by the Auction
     Procedures on such Auction Date shall be less than the rate specified therein; or

         (ii) such number or a lesser number of
     Outstanding shares of Subject Auction Stock to be determined as set forth in Subsection
     (D)(1)(d) of this Section Five if the rate determined by the Auction Procedures on such Auction Date shall be equal to the rate spe-cified therein; or

         (iii) such number or a lesser number of
     Outstanding shares of Subject Auction Stock to be determined as set forth in Subsection
     (D)(2)(c) of this Section Five if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

     (d) a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

              (i) the number of Outstanding shares
     of Subject Auction Stock specified in such Sell Order, or

         (ii) such number or a lesser number of
     Outstanding shares of Subject Auction Stock as set forth in Subsection (D)(2)(c) of this

          Section Five if Sufficient Clearing Bids do not exist.

          (e) a Bid by a Potential Holder shall cons-titute an irrevocable offer to purchase:

                 (i)  the number of Outstanding shares
          of Subject Auction Stock specified in such Bid if the rate determined by the Auction
          Procedures on such Auction Date shall be higher than the rate specified therein; or

                 (ii)  such number or a lesser number of
          Outstanding shares of Subject Auction Stock as set forth in Subsection (D)(1)(e) of this Section Five if the rate determined by the Auction Procedures on such Auction Date shall be equal to the rate specified therein.

     B.  Submission of Orders by Broker-Dealers to
Trust Company. (1) Each Broker-Dealer shall submit in writing to the Trust Company prior to the Submission
Deadline on each Auction Date all Orders obtained by such Broker-Dealer and specify with respect to each
Order:

          (a) the name of the Bidder placing such
     Order;

          (b) the aggregate number of shares of Sub-ject Auction Stock that are the subject of such Order;

          (c) to the extent that such Bidder is an Existing Holder:

              (i) the number of shares of Subject
          Auction Stock, if any, subject to any Hold
          Order placed by such Existing Holder;

              (ii) the number of shares of Subject
          Auction Stock, if any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

             (iii) the number of shares of Subject
          Auction Stock, if any, subject to any Sell
          Order placed by such Existing Holder; and

           (d) to the extent such Bidder is a Potential
      Holder, the rate specified in such Potential Hold-er's Bid.

      (2) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust Company shall round such rate up to the next highest one thousandth (.001) of 1%.

      (3) If an Order or Orders covering all of the Outstanding shares of Subject Auction Stock held by any Existing Holder is or are not submitted for any reason to the Trust Company prior to the Submission Deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of Subject Auction
Stock held by such Existing Holder and not subject to Orders submitted to the Trust Company, except that (i) a Sell Order will be deemed to have been submitted on behalf of an Existing Holder if an Order is not submitted on behalf of such Existing Holder in the case of an Auction for a Dividend Period which differs in duration by more than seven (7) days from the preceding
Dividend Period or an Auction for a Dividend Period of two (2) years or more and (ii) a Sell Order will be deemed to have been submitted on behalf of a holder of Converted Remarketed Stock if an Order is not submitted on behalf of such holder or if such holder has not delivered a Master Purchaser's Letter to the Trust
Company by no later than 3:00 P.M., New York City time, on the Business Day immediately preceding the relevant
Auction Date.

      (4) If one or more Orders covering in the aggre-gate more than the number of Outstanding shares of Subject Auction Stock held by any Existing Holder are submitted to the Trust Company, such Orders shall be considered valid as follows and in the following order of priority:

           (a) all Hold Orders shall be considered
      valid, but only up to and including in the aggre-gate the number of shares of Subject Auction Stock held by such Existing Holder, and, if the number of shares of Subject Auction Stock subject to such Hold Orders exceeds the number of shares of Sub-ject Auction Stock held by such Existing Holder, the number of shares of Subject Auction Stock subject to each such Hold Order shall be reduced pro rata to cover the number of shares of Subject
     Auction Stock held by such Existing Holder;

          (b) (i) any Bid shall be considered valid up to and including the excess of the number of Outstanding shares of Subject Auction
          Stock held by such Existing Holder over the number of shares of Subject Auction Stock subject to any Hold Order referred to in sub-paragraph (a) above,

              (ii) subject to clause (i), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of shares of Subject Auction Stock subject to such Bids is greater than such excess, such Bids shall be considered valid up to the amount of such excess, and the number of shares of Subject Auction Stock subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares equal to such excess,

             (iii) subject to clause (i), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to the amount of such excess, and

              (iv) in any such event the number, if
          any, of such shares of Subject Auction Stock subject to Bids not valid under this Subpara-graph (b) shall be treated as the subject of a Bid by a Potential Holder; and

          (c) all Sell Orders shall be considered
     valid but only up to and including in the aggre-gate the excess of the number of Outstanding shares of Subject Auction Stock held by such Existing Holder over the sum of the shares of Subject Auction Stock subject to Hold Orders re-ferred to in Subparagraph (a) and valid Bids by Existing Holders referred to in Subparagraph (b) above.

     (5) If more than one bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate therein specified.

     (6) If on any Auction Date two or more series of Variable Cumulative Preferred Stock with Dividend Peri-ods of the same length will be auctioned, then a single
Auction shall be held with respect to all of such ser-ies, and all references to Subject Auction Stock in this Section Five with respect to such Auction shall be deemed to be references to the Subject Auction Stock of all of such series, collectively.

     C.  Determination of Sufficient Clearing Bids,
Winning Bid Rate and Dividend Rate. (1) Not earlier than the Submission Deadline on each Auction Date, the Trust Company shall assemble all Orders submitted or deemed submitted to it by Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-
Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Sub-mitted Sell Order," as the case may be, or as a "Sub-mitted Order" and collectively as "Submitted Hold
Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

          (a) the excess of the total number of Out-standing shares of Subject Auction Stock over the number of Outstanding shares of Subject Auction
     Stock that are the subject of Submitted Hold
     Orders (such excess being hereinafter referred to as the "Available Auction Stock");

          (b) from the Submitted Orders whether: the number of Outstanding shares of Subject Auction
     Stock that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate exceeds or is equal to the sum of:

                (i) the number of Outstanding shares of
          Subject Auction Stock that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum
          Rate, and

               (ii) the number of Outstanding shares of Subject Auction Stock that are subject to Submitted Sell Orders

(in the event of such excess or such equality other than because the number of shares in Subparagraphs

(b)(i) and (b)(ii) above is zero because all of the Outstanding shares of Subject Auction Stock are the subject of Submitted Hold Orders, such Submitted Bids in this Subparagraph (b) being hereinafter referred to collectively as "Sufficient Clearing Bids"), and

           (c) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the
      "Winning Bid Rate") which if:

                (i) (A) each Submitted Bid from Exist-
           ing Holders specifying such lowest rate and
           (B) all other Submitted Bids from Existing
           Holders specifying lower rates were accepted, thus entitling such Existing Holders to con-tinue to hold the shares of Subject Auction
           Stock that are the subject of such Submitted
           Bids, and

               (ii) (A) each Submitted Bid from Poten-
           tial Holders specifying such lowest rate and
           (B) all other Submitted Bids from Potential
           Holders specifying lower rates were accepted, thus entitling the Potential Holders to pur-chase the shares of Subject Auction Stock that are the subject of those Submitted Bids,

      would result in such Existing Holders described in clause (i) continuing to hold an aggregate number of Outstanding shares of Subject Auction Stock which, when added to the number of Outstanding shares of Subject Auction Stock to be purchased by such Potential Holders described in this clause
      (ii) would equal not less than the Available Auc-tion Stock.

      (2) Promptly after the Trust Company has made the determinations pursuant to paragraph (1) of this Sec-tion (C), the Trust Company shall advise the corpo-ration of the Applicable Determining Rate and the Maxi-mum Rate and, based on such determinations, the Divi-dend Rate for the next succeeding Dividend Period as follows:

           (a) if Sufficient Clearing Bids exist, the
      Dividend Rate for the next succeeding Dividend
      Period shall be equal to the Winning Bid Rate so determined;

           (b) if Sufficient Clearing Bids do not exist
      (other than because all of the Outstanding shares of Subject Auction Stock are the subject of Sub-mitted Hold Orders), the Dividend Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

           (c) if all of the Outstanding shares of
      Subject Auction Stock are the subject of Submitted
      Hold Orders, the Dividend Rate for the next suc-ceeding Dividend Period shall be equal to 58% of the Applicable Determining Rate.

      D.  Acceptance and Rejection of Submitted Bids and
Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to Subsection
(C)(1), the Submitted Bids and the Submitted Sell
Orders shall be accepted or rejected and the Trust
Company shall take such other actions as set forth below:

      (1) If Sufficient Clearing Bids have been made, subject to the provisions of paragraphs 3 and 4 of this Subsection D, Submitted Bids and Submitted Sell Orders shall be accepted or rejected as follows in the follow-ing order of priority and all other Submitted Bids shall be rejected:

           (a) the Submitted Sell Orders of Existing
      Holders shall be accepted and the Submitted Bids of each of the Existing Holders specifying any rate that is higher than the Winning Bid Rate shall be rejected, thus requiring each such Exist-ing Holder to sell the shares that are the subject of such Submitted Bids;

           (b) the Submitted Bids of each of the Exist-ing Holders specifying any rate that is lower than the Winning Bid Rate shall be accepted, thus enti-tling each such Existing Holder to continue to hold the shares that are the subject of such Sub-mitted Bids;

           (c) the Submitted Bids of each of the Poten-tial Holders specifying any rate that is lower than the Winning Bid Rate shall be accepted;

           (d) the Submitted Bids of each of the Exist-ing Holders specifying a rate that is equal to the

      Winning Bid Rate shall be accepted, thus entitling each such Existing Holder to continue to hold the shares that are the subject of such Submitted
      Bids, unless the number of Outstanding shares of Subject Auction Stock subject to all such Submit-ted Bids shall be greater than the number of shares ("Remaining Shares") equal to the excess of the Available Auction Stock over the number of shares of Subject Auction Stock subject to Submit-ted Bids described in Subparagraphs (b) and (c) of this paragraph 1, in which event the Submitted
      Bids of each such Existing Holder shall be re-jected, and each such Existing Holder shall be required to sell shares of Subject Auction Stock, but only in an amount equal to the difference between (x) the number of Outstanding shares of Subject Auction Stock then held by such Existing
      Holder subject to such Submitted Bids and (y) the number of shares obtained by multiplying the num-ber of Remaining Shares by a fraction, the numera-tor of which shall be the number of Outstanding shares of Subject Auction Stock held by such Existing Holder subject to such Submitted Bids, and the denominator of which shall be the sum of the number of Outstanding shares of Subject
      Auction Stock subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

           (e) the Submitted Bids of each of the Poten-tial Holders specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares obtained by multiplying the difference between the Avail-able Auction Stock and the number of shares of Subject Auction Stock subject to Submitted Bids described in Subparagraphs (b), (c) and (d) of this paragraph (1) by a fraction, the numerator of which shall be the number of Outstanding shares of Subject Auction Stock subject to such Submitted
      Bids, and the denominator of which shall be the sum of the number of Outstanding shares of Subject
      Auction Stock subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

      (2) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of Subject Auction Stock are subject to Submitted Hold

Orders), subject to the provisions of paragraphs 3 and 4 of this Subsection D, Submitted Orders shall be ac-cepted or rejected as follows in the following order of priority and all other Submitted Bids shall be re-jected:

           (a) the Submitted Bids of each Existing
      Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted, thus entitling such Existing Holder to continue to hold the shares of Subject Auction Stock that are the subject of such Submitted Bids;

           (b) the Submitted Bids of each Potential
      Holder specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

           (c) the Submitted Bids of each Existing
      Holder specifying any rate that is higher than the Maximum Rate shall be rejected and the Submitted
      Sell Orders of each Existing Holder shall be ac-cepted, in both cases only in an amount equal to the difference between (A) the number of Out-standing shares of Subject Auction Stock then held by such Existing Holder subject to such Submitted
      Bids or Submitted Sell Orders and (B) the number of shares obtained by multiplying the difference between the Available Auction Stock and the aggre-gate number of shares of Subject Auction Stock subject to Submitted Bids described in Subpara-graphs (a) and (b) of this paragraph 2 by a frac-tion, the numerator of which shall be the number of Outstanding shares of Subject Auction Stock held by such Existing Holder subject to such Sub-mitted Bids or Submitted Sell Orders, and the denominator of which shall be the number of Out-standing shares of Subject Auction Stock subject to all such Submitted Bids and Submitted Sell
      Orders.

      (3) If as a result of the procedures described in paragraph 1 or 2 of this Subsection D, any Existing
Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to pur-chase, a fraction of a share of Subject Auction Stock on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion it shall determine, round up or down the number of shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares pur-chased or sold by each Existing Holder or Potential
      Holder on such Auction Date shall be whole shares.

           (4) If, as a result of the procedures described in paragraph 1 of this Subsection D, any Potential Holder would be entitled or required to purchase less than a whole share of Subject Auction Stock on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion it shall determine, allocate shares for purchase among Potential Holders so that only whole shares are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares on such Auction Date.

      SECTION SIX.  Remarketing Procedures

           A. Determination of Dividend Periods and Rates for Remarketed Stock. Subject to Subsections F and G of Section Four hereof, the Remarketing Agent for each share of Remarketed Stock shall establish (i) that Dividend Period for such share of Remarketed Stock which it shall determine will result in the lowest overall cost of capital to the corporation in respect of all of the shares of Remarketed Stock for which it shall be acting as Remarketing Agent (taking into account the cost of administering such shares) and (ii) that Dividend Rate (which shall not exceed the Maximum Rate) for each Dividend Period for such share of Remarketed Stock which it shall determine would be the rate, but no higher than the rate, which would permit such share to be remarketed at One Hundred Thousand Dollars ($100,000). In establishing each Dividend Period and Dividend Rate, each Remarketing Agent shall take into account the following
factors  ("Remarketing Conditions"):    (i)  short-term  and
long-term market rates and indices of such short-term and long-term rates, (ii) market supply and demand for short-term and long-term securities, (iii) yield curves for short-term and long-term securities comparable to the shares, (iv) industry and financial conditions which may affect the shares, (v) the number of shares to be remar-keted, (vi) the number of potential purchasers, and (vii) the Dividend Periods and Dividend Rates at which current and potential Holders would remain or become Holders.

           B.  Remarketing;  Tender  for  Remarketing.    The
following procedures shall be applicable to each Remarketed
Share:

     (1) The Remarketing Agent. The corporation shall take all reasonable action necessary so that, at all times, one or more investment banks, brokers, dealers or other organizations qualified to remarket shares of Remarketed Stock and to establish Dividend Periods and Dividend Rates as herein provided shall act as Remarketing Agent for each share of Remarketed Stock. On the first day of each Dividend Period for each share of Remar-keted Stock tendered for remarketing on such day, the relevant Remarketing Agent shall use its best efforts to remarket such share for the Holder thereof, without charge to such Holder, provided, such Remarketing Agent shall not be obligated to remarket such share if there shall be a material misstatement or omission in any disclosure docu-ment used in connection with the remarketing of such share or at any time the Remarketing Agent shall have determined that it is not advisable to remarket such share by reason of: (a) a pending or proposed change in applicable tax laws, (b) a material adverse change in the financial condition of the corporation, (c) a banking moratorium, (d) domestic or international hostilities, (e) an amendment of this Organization Certificate which materially and adversely changes the nature of the shares or the Remarketing Procedures or (f) a Payment Failure. Should the Remarketing Agent for any share of Remarketed Stock not succeed in so remarketing all such shares of Remarketed Stock tendered for remarketing on any date, the Remar-keting Agent shall select the shares of such Re-marketed Stock to be sold from those tendered pro rata. Payments for shares of Remarketed Stock remarketed shall be made by the Tender Agent (or such other agent as the corporation may appoint) on the date of remarketing by crediting such pay-ments to the accounts of the Holders thereof main-tained by the Tender Agent (or such other agent as the corporation may appoint) or, to the extent duly requested by Holders, by wire or other trans-fer in immediately available funds to their ac-counts with commercial banks in the United States, but, in either case, only upon surrender to the Tender Agent (or such other agent as the corpora-tion may appoint) of the certificates representing such shares of Remarketed Stock, properly endorsed for transfer.

      (2)  Notice of Shares to be Retained.  Each
share of Remarketed Stock shall be deemed to have been tendered to the Tender Agent (or such other agent as the corporation may appoint) for sale by remarketing on the last day of each Dividend Peri-od, unless the Holder thereof shall have given irrevocable notice to the contrary to the Remar-keting Agent for such share of Remarketed Stock or, if so instructed by such Remarketing Agent, to the Tender Agent (or such other agent as the cor-poration may appoint). Such notice, which may be telephonic or written, must be delivered to such agent prior to 3:00 P.M., New York City time, on
(i) the Business Day immediately preceding the last day of the Dividend Period or on such earlier day specified in a notice, if any, mailed by the Tender Agent at the direction of such Remarketing
Agent to such Holder at its address as shown on the record of stockholders of the corporation, which day shall be a Business Day at least four
(4) Business Days after the mailing of such notice. The notice from such Holder of an election to retain shares of Remarketed Stock shall state (i) the number of the certificate representing the shares of Remarketed Stock not to be deemed to have been so tendered, unless such certificate is held by the Remarketing Depository,
(ii) the number of shares of Remarketed Stock represented by such certificate or, in the case of shares of Remarketed Stock held by the Remarketing
Depository, the number of shares so held, and
(iii) the number of such shares of Remarketed
Stock which shall be deemed not to have been so tendered.

     (3) Shares Deemed to have been Tendered.
The failure to give notice with respect to any share of Remarketed Stock as provided in Subsec-tion B(2) shall constitute the irrevocable tender for remarketing of such share. Certificates re-presenting shares so tendered and remarketed shall be issued to the purchasers thereof, irrespective of whether the certificates formerly representing such shares shall have been delivered to the Tend-er Agent (or such other agent as the corporation may appoint). Thereupon, such shares shall cease to accumulate dividends payable to the former
Holders thereof, which shall have no further rights with respect to such shares, except the right to receive any previously declared but un-paid dividends thereon and the proceeds of the remarketing thereof upon surrender of the certifi-cates representing such shares to the Tender Agent (or such other agent as the corporation may ap-point) properly endorsed for transfer.

               (4) Funds for Purchase of Shares.  Shares of
          Remarketed Stock tendered for remarketing as pro-vided in this Section Six shall be purchased sole-ly from the proceeds received from the purchasers of such shares in a remarketing. Neither the corporation, the Tender Agent nor any Remarketing Agent (nor any other agent which the corporation may appoint) shall be obligated to provide funds to make payment to the Holders of shares so ten-dered.

     SECTION SEVEN.  Miscellaneous

          A. The Board of Directors or a duly authorized committee thereof may interpret the provisions hereof to resolve any inconsistency or ambiguity which may arise or be revealed in connection with the Auction Procedures or the Remarketing Procedures provided for herein.

          B. So long as the Dividend Rate is based on the results of an Auction, an Existing Holder (a) may sell, transfer or otherwise dispose of shares of Auction Stock only pursuant to a Bid or Sell Order in accordance with the Auction Procedures or to or through a Broker-Dealer or to a Person that shall have delivered a signed copy of a Master Purchaser's Letter to the Trust Company, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Agent Member or its Broker-Dealer advises the Trust Company of such transfer, and (b) shall have the ownership of the shares of Variable Cumulative Preferred Stock of the series held by it maintained in book entry form by the Auction Stock Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership.

          C. Neither the corporation nor any Affiliate thereof may submit an Order in any Auction, except as set forth in the next sentence. Any Broker-Dealer that is an Affiliate of the corporation may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of Vari-able Cumulative Preferred Stock for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

          D.  The Trust Company shall reject any Submitted
Order of the corporation or an Affiliate, except for Orders of affiliated Broker-Dealers permitted under Subsection C of this Section Seven.

          E. Unless preferential dividends on the Variable Cumulative Preferred Stock or the Cumulative Preferred Stock are in arrears, the corporation shall have the right from time to time (if and to the extent at the time permitted under applicable law) to purchase on the open market or at private sale, or otherwise acquire, Outstanding shares of Variable Cumulative Preferred Stock of any series at a price not exceeding the price at which such stock might at the time be redeemed at the option of the corporation, plus an amount equal to accumulated and unpaid preferential divi-dends to the date of acquisition.

          F. Upon the selection of a Dividend Determination Method for a series of Variable Cumulative Preferred Stock other than the Dividend Determination Method then applicable to such series, the Holders of the shares of such series shall, upon request of the corporation, surrender the cer-tificates for such shares to the Auction Stock Depository, in the case of the selection of the Auction Method, or the Remarketing Depository, in the case of the selection of the Remarketing Method. In the event a Holder fails to so sur-render its certificates as aforesaid, such certificates shall be deemed cancelled and the corporation shall issue a new certificate to the Auction Stock Depository or the Remarketing Depository, as the case may be.

          G.  The purchase price of each share of Variable
Cumulative Preferred Stock which is sold either through the Auction Procedures or the Remarketing Procedures shall be One Hundred Thousand Dollars ($100,000).

     SECTION EIGHT.  Redemption

          A. The shares of any Variable Cumulative Prefer-red Stock of each series shall be subject to redemption as a whole or in part only in whole shares at the option of the corporation on one of the following dates (each such date is hereinafter referred to herein as a "redemption date") (i) on the last day of any Dividend Period at a redemption price of One Hundred Thousand Dollars ($100,000) per share, plus accumulated and unpaid dividends to the date fixed for redemption and (ii) in the case of shares of Variable Cumu-lative Preferred Stock with a Dividend Period equal to or more than two (2) years, on any Dividend Payment Date for such shares at redemption prices determined by the corpora-tion prior to the commencement of such Dividend Period plus accumulated and unpaid dividends to the redemption date, on not less than thirty (30) nor more than sixty (60) days' notice by mail, first-class, postage prepaid, such notice to be addressed to the Holder at the address for such Holder as shown on the record of stockholders of the corporation, provided that such redemption prices in respect of all shares of all series of Variable Cumulative Preferred Stock authorized hereunder shall not exceed One Billion Two Hundred Million Dollars ($1,200,000,000) in the aggregate.

          B. Notwithstanding the foregoing, if any divi-dends on shares of Variable Cumulative Preferred Stock are in arrears, no shares of Variable Cumulative Preferred Stock shall be redeemed unless all Outstanding shares of Variable Cumulative Preferred Stock are simultaneously redeemed, and the corporation shall not purchase or otherwise acquire any shares of Variable Cumulative Preferred Stock, provided, that the foregoing shall not prevent the purchase or acqui-sition of shares of Variable Cumulative Preferred Stock pur-suant to a purchase or exchange offer made on the same terms to Holders of all outstanding shares of Variable Cumulative Preferred Stock.

          C.  Each Holder of shares of Variable Cumulative
Preferred Stock called for redemption shall surrender the certificate or certificates, if any, evidencing such shares to the corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price plus an amount equal to accumulated and unpaid dividends to the redemption date therefor.

          D. If fewer than all of the Outstanding shares of Variable Cumulative Preferred Stock of any series are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Directors of the corporation (or any committee to which it may duly dele-gate the authority granted in this paragraph), and such shares shall be redeemed pro rata from the Holders of record of such shares in proportion to the number of such shares held by such Holders (with adjustments to avoid redemption of fractional shares). If fewer than all of the shares of Variable Cumulative Preferred Stock represented by any cer-tificate surrendered for redemption are redeemed (in the case where certificates are issued directly to the Holders), the corporation shall, without charge, issue a new certifi-cate representing the unredeemed shares.

          E. If notice of redemption shall have been given, and if on or before the redemption date specified in such notice all funds necessary for such redemption (including any dividend payable on such redemption date) shall have been (i) set aside by the corporation separate and apart from its other funds, in trust for the account of the Hold-ers of the shares to be so redeemed, so as to be and contin-ue to be available therefor, or (ii) deposited by the corpo-ration in trust, for the account of the Holders of the shares to be redeemed, with a bank or trust company in good standing, organized under the laws of the United States of America or the State of New York, doing business in the Borough of Manhattan, the City of New York; then, notwith-standing that any certificate, if any, for shares so called for redemption shall not have been surrendered for cancella-tion, from and after the date fixed for redemption, the shares represented thereby shall no longer be deemed Out-standing, the right to receive dividends thereon shall cease to accumulate and all rights with respect to the shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the Hold-ers thereof to receive out of funds so set aside or so deposited in trust, the amount payable upon redemption thereof, without interest. After the date designated for redemption such shares of Variable Cumulative Preferred Stock shall not be transferable on the books of the corpora-
tion.    Except as  otherwise set forth  in Section Seven,
nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any share of said series.

          F. Whenever any shares of Variable Cumulative Preferred Stock are acquired by the corporation by purchase or are redeemed or otherwise retired, the same shall be can-celled and either such shares shall be eliminated from the authorized shares of Variable Cumulative Preferred Stock or, if at the time permitted under applicable law, such shares may be restored to the status of authorized but undesignated and unissued shares of Variable Cumulative Preferred Stock.

          G. Any notice which is mailed in the manner here-in provided shall be conclusively presumed to have been duly given whether or not the record holder receives the notice. In any case, failure duly to give such notice to the Holder of any shares of any series of Variable Cumulative Preferred Stock, designated for redemption, in whole or in part, or any defect in such notice shall not affect the validity of the proceedings for the redemption of any other shares of a series.

     SECTION NINE.  Sinking Fund

          There shall not be any sinking fund for the re-demption of any shares of any series of Variable Cumulative
Preferred Stock.

     SECTION TEN.  Liquidation Preference

          A. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the Holders of shares of Variable Cumulative Preferred Stock of each series shall be entitled to receive out of assets of the corporation available for distribution to stockholders, before any distribution of assets of the corporation is made to holders of Junior Stock, One Hundred Thousand Dollars ($100,000) per share plus an amount equal to accumulated and unpaid dividends to the date of distribution.

          B. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the amounts payable with respect to each series of the Variable Cumulative Preferred Stock, the Cumulative Pre-ferred Stock and any other shares of stock of the corpora-tion ranking as to any such distribution on a parity with the Variable Cumulative Preferred Stock are not paid in full, the holders of the Variable Cumulative Preferred Stock and of all such other shares shall share ratably in any such distribution of assets of the corporation in proportion to the full respective preferential amounts to which they are entitled assuming all amounts thereon were paid in full.

          C. After payment to the Holders of the Variable Cumulative Preferred Stock of the full preferential amounts to which they are entitled, the Holders of the shares of Variable Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the corporation. The merger or consolidation of the corpo-ration into or with any other corporation shall not be or be deemed to be a liquidation, dissolution or winding up for purposes of this Section Ten.

     SECTION ELEVEN.  Voting Rights

          Holders of the Variable Cumulative Preferred Stock of any series are not entitled to any voting rights, except as may be required by law.

     SECTION TWELVE.  Actions Requiring Shareholder
                      Approval

          A. So long as any of the shares of a series of Variable Cumulative Preferred Stock shall remain Outstand-ing, the corporation shall not, without the consent of the Holders of at least two-thirds of the total number of shares of such series of Variable Cumulative Preferred Stock then Outstanding, given in person or by proxy either in writing or at a meeting of stockholders called for that purpose, amend or alter any of the preferences, privileges, and vot-ing powers or other restrictions or qualifications of the Variable Cumulative Preferred Stock of such series in any manner substantially prejudicial to the Holders thereof.

          B. Any consent of any stockholders required by the provisions of Subsection A. of this Section Twelve shall be in addition to any other consent or approval of stock-holders which may be required by any provisions of the laws of the State of New York, or by any provisions of the Organ-ization Certificate of the corporation, as to any action referred to in said Subsection A, and no such action shall be taken without compliance with any such provisions of said law or Organization Certificate.

     SECTION THIRTEEN.  Variable Cumulative Preferred Stock,
                        Series A, Variable Cumulative Pre-
                        ferred Stock, Series B, Variable
                        Cumulative Preferred Stock, Series C
                        and Variable Cumulative Preferred
                        Stock, Series D

          A.  Designations.

          There are hereby created four series of the Variable Cumulative Preferred Stock, each series to consist of 725 shares, and such series to be designated respectively the "Variable Cumulative Preferred Stock, Series A" (the "Series A Shares") , the "Variable Cumulative Preferred Stock, Series B" (the "Series B Shares"), the "Variable Cumulative Preferred Stock, Series C" (the "Series C

Shares") and the "Variable Cumulative Preferred Stock,
Series D" (the "Series D Shares").

           B.  Dividends.

           The initial dividend rate for the Series A Shares shall be 5.70% per annum; for the Series B Shares shall be 5.70% per annum; for the Series C Shares shall be 5.75% per annum; and for the Series D Shares shall be 5.80% per annum. The initial Dividend Period shall end for the Series A Shares on August 29, 1988; for the Series B Shares on September 1, 1988; for the Series C Shares on September 8, 1988; and for the Series D Shares on September 15, 1988.

     SECTION FOURTEEN.  Variable Cumulative Preferred Stock,
                        Series E, Variable Cumulative Pre-
                        ferred Stock, Series F and Variable
                        Cumulative Preferred Stock, Series G

           A.  Designations.

           There are hereby created three series of the Variable Cumulative Preferred Stock, each series to consist of 700 shares, and such series to be designated respectively the "Variable Cumulative Preferred Stock, Series E" (the "Series E Shares"), the "Variable Cumulative Preferred Stock, Series F" (the "Series F Shares") and the "Variable Cumulative Preferred Stock, Series G" (the "Series G Shares").

           B.  Dividends.

           The initial dividend rate for the Series E Shares shall be 5.95% per annum; for the Series F Shares shall be 6.00% per annum; and for the Series G Shares shall be 6.05% per annum. The initial Dividend Period shall end for the Series E Shares on September 21, 1988; for the Series F Shares on September 28, 1988; and for the Series G Shares on October 6, 1988.

           Fourth: The term of existence of the corporation is to be perpetual.

           Fifth: The number of its directors shall be not less than five nor more than twenty as shall from time to time be established by the by-laws of the corporation.

           4. The restatement of the Organization Certifi-cate of General Electric Capital Corporation was authorized by a resolution duly adopted by the Board of Directors at its regular meeting on the 16th day of November, 1988.

          IN WITNESS WHEREOF, this Restated Organization
Certificate has been signed this 16th day of November, 1988.

                                                     /s/ LEO A. HALLORAN
                                                     ____________________
                                                         Leo A. Halloran
                                                          Vice President

                                                     /s/ BURTON J. KLOSTER, JR.
                                                     __________________________
                                                         Burton J. Kloster, Jr.
                                                          Secretary

STATE OF CONNECTICUT   )
                       : ss.:
COUNTY OF FAIRFIELD    )

Leo A. Halloran and Burton J. Kloster, Jr., each being duly sworn, respectively deposes and says: that the said Leo A. Halloran is a Vice President and that the said Burton J. Kloster, Jr. is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instru-ment; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Restated Organization Certificate by resolution of the Board of Directors adopted at a Directors' meeting duly called and held on the 16th day of November, 1988.

                                                    /s/ LEO A. HALLORAN
                                                    ____________________
                                                    Leo A. Halloran

                                                    /s/ BURTON J. KLOSTER, JR.
                                                    __________________________
                                                    Burton J. Kloster, Jr.

Subscribed and sworn to before me this 16th day of November, 1988.

/s/ EVA-MARIA WILSON
_____________________
    Notary Public
 EVA-MARIA WILSON
 NOTARY PUBLIC
 My Commission Expires Mar. 31, 1991

                               State of New York

                               Banking Department


     I, Roy A. Parchment, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed
Certificate entitled, "Certificate of Amendment of the Organization Certificate of General Electric Capital
Corporation under Section 8005 of the Banking Law"  dated
December 20, 1988, the purpose of which is to amend subparagraph (c) of ARTICLE THIRD of the Organization
Certificate in certain respects.





     Witness, my hand and official seal of the Banking Department at the City of New York, this 21st day of December in the Year of our Lord one thousand nine hundred and eighty-eight




                                                 /s/ ROY A. PARCHMENT
                                                 ______________________________
                                                 Deputy Superintendent of Banks.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                            ORGANIZATION CERTIFICATE
                                       OF
                      GENERAL ELECTRIC CAPITAL CORPORATION
                     UNDER SECTION 8005 OF THE BANKING LAW


          We, the undersigned, Leo A. Halloran and Burton J.
Kloster, Jr., being respectively a Senior Vice President and the Secretary of General Electric Capital Corporation, do hereby certify and set forth:

          1.   The name of this corporation is General Electric
Capital Corporation. The name under which the corporation was formed was General Electric Credit Corporation.

          2. The Organization Certificate of General Electric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 28th day of November, 1988 (hereinafter the "Organization Certificate").


          3. Paragraph Third of the Organization Certificate, which paragraph relates to the amount of capital stock of this corporation, is amended so as to add the following provisions authorizing two series and stating the numbers, designations and certain relative rights, preferences and limitations of such two series, as fixed by a resolution of a committee of the Board of Directors of the corporation to which the Board of Directors has duly delegated such authority, at the end of subparagraph (c) thereof, following Section Fourteen, as follows:


          SECTION FIFTEEN:   Variable Cumulative Preferred
                             Stock, Series H and Variable
                             Cumulative Preferred Stock,
                             Series I.


          A.   Designations.


          There are hereby created two series of the Variable
Cumulative Preferred Stock, each series to consist of 500 shares, and such series to be designated respectively the Variable

Cumulative Preferred Stock, Series H (the "Series H Shares") and the Variable Cumulative Preferred Stock, Series I (the "Series I
Shares").

          B.   Dividends.

          The initial dividend rate for the Series H Shares shall be 7.30% per annum; and for the Series I Shares shall be 7.30% per annum. The initial Dividend Period shall end for the Series H Shares on February 13, 1989; and for the Series I Shares on February 16, 1989.

          C.  Certain Redemption Prices.

          Notwithstanding the provisions of clause (ii) of paragraph A of SECTION EIGHT of subparagraph (c) of Paragraph Third, in the case of any Series H Shares or Series I Shares with a Dividend Period equal to or more than two (2) years, any redemption price determined by the corporation prior to the commencement of such Dividend Period shall not be less than One Hundred Thousand Dollars ($100,000) per share, plus accumulated and unpaid dividends to the date fixed for redemption.

          4. The foregoing amendment of Paragraph Third of the Organization Certificate was authorized by a resolution of a duly authorized committee of the Board of Directors adopted at a meeting duly called and held on the 20th day of December, 1988, such resolution having been adopted pursuant to authority granted to the Board of Directors or a committee of the Board of Directors in the Organization Certificate referred to in paragraph 2 which was authorized by resolutions of the Board of Directors and by consent of the sole stockholder of the corporation.

          IN WITNESS WHEREOF, this Certificate has been signed this 20th day of December, 1988.

                               /s/ LEO A. HALLORAN
                              _______________________
                              Leo A. Halloran
                                Senior Vice President

                              /s/ BURTON J. KLOSTER, JR.
                              _______________________
                              Burton J. Kloster, Jr.
                                Secretary

STATE OF CONNECTICUT )
                     :  ss.:
COUNTY OF FAIRFIELD  )

Leo A. Halloran and Burton J. Kloster, Jr., each being duly sworn, respectively deposes and says: that the said Leo A. Halloran is a Senior Vice President and that the said Burton J. Kloster, Jr., is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instrument; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Certificate of Amendment by resolution of a duly authorized committee of the Board of Directors adopted at a meeting duly called and held on the 20th day of December, 1988.

                             /s/ LEO A. HALLORAN
                             _____________________

                             Leo A. Halloran
                             Senior Vice President

                             /s/ BURTON J. KLOSTER, JR.
                             _____________________
                             Burton J. Kloster, Jr.
                             Secretary

Subscribed and sworn to
before me this 20th
day of December, 1988

/s/ EVA-MARIA WILSON
_____________________
    Notary Public
EVA-MARIA WILSON
NOTARY PUBLIC
My Commission Expires Mar. 31, 1991

                               State of New York,


                               Banking Department




   I, Roy A. Parchment, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled, "Certificate of Amendment of the Organizational Certificate of General Electric Capital
Corporation under Section 8005 of the Banking Law" dated
December 19, 1989, the purpose of which is to amend ARTICLE
THIRD of the Organization Certificate in certain respects.





Witness, my hand and official seal of the Banking Department at the City of New
                    York, this 22nd day of December in the Year of our Lord one thousand nine hundred and eighty-nine.


                                   /s/ ROY A. PARCHMENT
                                   _______________________________
                                   Deputy Superintendent of Banks.

                CERTIFICATE OF AMENDMENT
                         OF THE
                ORGANIZATION CERTIFICATE
                           OF
          GENERAL ELECTRIC CAPITAL CORPORATION
         UNDER SECTION 8005 OF THE BANKING LAW


           We, the undersigned, James A. Parke and Burton J.
Kloster, Jr., being respectively a Senior Vice President and the Secretary of General Electric Capital Corporation, do hereby certify and set forth:

           1. The name of this corporation is General Elec-tric Capital Corporation. The name under which the corpora-tion was formed was General Electric Credit Corporation.

           2. The Organization Certificate of General Elec-tric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 28th day of November, 1988 (herein-after the "Restated Organization Certificate") and a Certi-ficate of Amendment of the Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 21st day of December, 1988 (hereinafter the "Certificate of Amendment"). The Restated Organization Certificate as amended by the Certificate of Amendment is hereinafter referred to as the "Organization Certificate".

           3. The Organization Certificate of this corpora-tion shall be amended, in the manner set forth in paragraphs 4 and 5 hereof, to eliminate Five Hundred Thousand (500,000) authorized shares of Cumulative Preferred Stock of the par value of Two Hundred Dollars ($200) each.

           4. The first paragraph of Paragraph Third of the Organization Certificate, which paragraph relates to the capital stock of this corporation, is amended in its entire-ty to read as follows:

           Third: The amount of the capital stock of the corporation is Seven Hundred Seventy-Three Million Nine Hundred Thousand Dollars ($773,900,000) and the number of shares into which such capital stock shall be divi-ded is Three Million Eight Hundred Seventy-Three Thousand (3,873,000) shares, of which Seven Thousand (7,000) shares shall be Preferred Stock of the par value of One Hundred Dollars ($100) each, and Three Million Eight Hundred Sixty-Six Thousand (3,866,000) shares shall be Common Stock of the par value of Two Hundred Dollars ($200) each.

          5.  Subparagraph (b) of Paragraph Third of the
Organization Certificate, which paragraph relates to Five
Hundred Thousand (500,000) shares of the Cumulative
Preferred Stock of the par value of Two Hundred Dollars
($200) each of this corporation, is amended in its entirety to read as follows:

          (b) [Deleted]

          6. The foregoing amendments of Paragraph Third of the Organization Certificate were authorized by a resolution of the Board of Directors adopted at a meeting duly called and held on the 19th day of December, 1989 and by consent of the sole common stockholder of the corporation.

          IN WITNESS WHEREOF, this Certificate has been signed this 19th day of December, 1989.


                             /s/ JAMES A. PARKE
                             _____________________
                             James A. Parke
                             Senior Vice President

                             /s/ BURTON J. KLOSTER, JR.
                             ___________________________
                             Burton J. Kloster, Jr.
                             Secretary

STATE OF CONNECTICUT  )
                      :  ss.:
COUNTY OF FAIRFIELD   )

James A. Parke and Burton J. Kloster, Jr., each being duly sworn, respectively deposes and says: that the said James
A. Parke is a Senior Vice President and that the said Burton
J. Kloster, Jr. is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instru-ment; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Certificate of Amendment by resolution of the Board of Directors adopted at a meeting duly called and held on the 19th day of December, 1989.


                             /s/ JAMES A. PARKE
                             ______________________
                             James A. Parke
                             Senior Vice President

                             /s/ BURTON J. KLOSTER, JR.
                             __________________________
                             Burton J. Kloster, Jr.
                             Secretary

Subscribed and sworn to
before me this 19th day
of December, 1989.

/s/ MAGNOLIA D. LIVINGSTON
___________________________
    Notary Public
MAGNOLIA D. LIVINGSTON
    NOTARY PUBLIC
My Commission Expires Mar. 31, 1993

                               State of New York

                               Banking Department


     I, Carmine M. Tenga, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled, "Certificate of Amendment of the Organizational Certificate of General Electric Capital Corporation under Section 8005 of the Banking Law" dated September 27, 1990, the purpose of which is to amend ARTICLE THIRD of the Organization Certificate in certain respects.





     Witness, my hand and official seal of the Banking Department at the City of New York, this 28th day of September in the Year of our Lord one thousand nine hundred and ninety.




                              /s/ CARMINE M. TENGA
                              _______________________________
                              Deputy Superintendent of Banks.

                   CERTIFICATE OF AMENDMENT
                            OF THE
                   ORGANIZATION CERTIFICATE
                              OF
             GENERAL ELECTRIC CAPITAL CORPORATION
            UNDER SECTION 8005 OF THE BANKING LAW

          We, the undersigned, James A. Parke and Burton J.
Kloster, Jr., being respectively the Senior Vice President,
Finance and the Secretary of General Electric Capital
Corporation, do hereby certify and set forth:

          1.    The  name  of  this  corporation  is  General
Electric Capital Corporation. The name under which the cor-poration was formed was General Electric Credit Corporation.

          2. The Organization Certificate of General Electric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 28th day of November, 1988 (herein-
after     the     "Restated     Organization    Certificate").
Certificates of Amendment of the Organization Certificate
were filed by the Superintendent of Banks of the State of
New York on the 21st day of December, 1988 and the 22nd day
of  December,   1989  (hereinafter  the  "Certificates  of
Amendment") .   The  Restated  Organization Certificate  as
amended by such Certificates of Amendment is hereinafter referred to as the "Organization Certificate".

          3. Paragraph Third of the Organization Certifi-cate, which article relates to the capital stock of this corporation, is amended so as to (a) increase the number of authorized shares of Variable Cumulative Preferred Stock from 7,000 shares to 10,500 shares and (b) increase the maximum aggregate redemption price of all shares of all series of Variable Cumulative Preferred Stock from
$1,200,000,000    to  $1,550,000,000,  by  substituting  in
Paragraph Third in both places at which the words "Seven Thousand (7,000)" appear, the words "Ten Thousand Five Hundred (10,500)" and by substituting in part A of Section Eight of subparagraph (c) of Paragraph Third the words "One Billion Five Hundred Fifty Million Dollars ($1,550,000,000)" in place of the words "One Billion Two Hundred Million Dollars ($1,200,000,000)".

          4. The foregoing amendments of Paragraph Third of the Organization Certificate were authorized by a resolution of the Board of Directors adopted at a meeting duly called and held on the 27th day of September, 1990 and by consent of the sole common stockholder of the corporation.

          IN WITNESS WHEREOF, this Certificate has been signed this 27th day of September, 1990.


                           /s/ JAMES A. PARKE
                           ______________________________
                           James A.  Parke
                           Senior Vice President, Finance

                           /s/ BURTON J. KLOSTER, JR.
                           ______________________________
                           Burton J. Kloster, Jr.
                           Secretary

STATE OF CONNECTICUT )
                     : ss.:
COUNTY OF FAIRFIELD  )


James A. Parke and Burton J. Kloster, Jr., each being duly sworn, respectively deposes and says: that the said James A. Parke is the Senior Vice President, Finance and that the said Burton J. Kloster, Jr. is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instrument; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Certificate of Amendment by resolution of the Board of Directors adopted at a meeting duly called and held on the 27th day of September, 1990.


                          /s/ JAMES A PARKE
                          ______________________________
                          James A. Parke
                          Senior Vice President, Finance


                          /s/ BURTON J. KLOSTER, JR.
                          ______________________________
                          Burton J. Kloster, Jr.
                          Secretary



Subscribed and sworn to
before me this 27th day
of September, 1990

  /s/ JOYCE M. WINDSOR
_______________________
  Notary Public

         JOYCE M. WINDSOR
           NOTARY PUBLIC
MY COMMISSION EXPIRES MARCH 31, 1994

                               State of New York

                               Banking Department




     I, Roy A. Parchment, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled, "Certificate of Amendment of the Organization Certificate of General Electric Capital Corporation under Section 8005 of the Banking Law" dated October 18, 1990, the purpose of which is to amend ARTICLE THIRD of the Organization Certificate in certain respects.





Witness, my hand and official seal of the Banking Department at the City of New
                    York, this 18th day of October in the Year of our Lord one thousand nine hundred and ninety.



                                 /s/ ROY A. PARCHMENT
                                __________________________________
                                   DEPUTY Superintendent of Banks.

                           CERTIFICATE  OF AMENDMENT
                                    OF  THE
                            ORGANIZATION CERTIFICATE
                                       OF
                      GENERAL ELECTRIC CAPITAL CORPORATION
                     UNDER SECTION 8005 OF THE BANKING LAW

           We, the undersigned James A.  Parke and Burton J.
Kloster, Jr., being respectively the Senior Vice President,
Finance and the Secretary of General Electric Capital
Corporation, do hereby certify and set forth:

           1.    The name of this corporation is General
Electric Capital Corporation. The name under which the corporation was formed was General Electric Credit
Corporation.

           2.  The Organization Certificate of General
Electric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 28th day of November, 1988 (hereinafter the "Restated Organization Certificate"). Certificates of Amendment of the Organization Certificate were filed by the Superintendent of Banks of the State of New York on the 21st day of December, 1988, the 22nd day of December 1989 and the 28th day of September 1990 (hereinafter the "Certificates of Amendment"). The Restated Organization Certificate as amended by such Certificates of Amendment is hereinafter referred to as the "Organization Certificate".

           3.   Paragraph Third of the Organization
Certificate, which Paragraph relates to the amount of capital stock of this corporation, is amended so as to add the following provisions authorizing two series and stating the numbers, designations and certain relative rights, preferences and limitations of such two series, as fixed by a resolution of the Board of Directors of the corporation, at the end of subparagraph (c) thereof, following Section Fifteen, as follows:

           SECTION SIXTEEN:      Variable Cumulative Preferred
                                 Stock, Series J and Variable
                                 Cumulative Preferred Stock,
                                 Series K.

          A.  Designations.

          There are hereby created two series of the Variable Cumulative Preferred Stock, each series to consist of 500 shares, and such series to be designated respectively the Variable Cumulative Preferred Stock, Series J (the "Series J Shares") and the Variable Cumulative Preferred Stock, Series K (the "Series K Shares").

          B.  Dividends.

          The initial dividend rate for the Series J Shares shall be 6.125% per annum; and for the Series K Shares shall be 6.125% per annum. The initial Dividend Period shall end for the Series J Shares on December 10, 1990; and for the Series K Shares on December 11, 1990.

          C.  Certain Redemption Prices.

          Notwithstanding the provisions of clause (ii) of paragraph A of SECTION EIGHT of subparagraph (c) of Paragraph Third, in the case of any Series J Shares or Series K Shares with a Dividend Period equal to or more than two (2) years, any redemption price determined by the corporation prior to the commencement of such Dividend Period shall not be less than One Hundred Thousand Dollars ($100,000) per share, plus accumulated and unpaid dividends to the date fixed for redemption.

          4. The foregoing amendment of Paragraph Third of the Organization Certificate was authorized by a resolution of the Board of Directors adopted at a meeting duly called and held on the 18th day of October, 1990, such resolution having been adopted pursuant to authority granted to the Board of Directors or a committee of the Board of Directors in the Organization Certificate referred to in paragraph 2 which was authorized by resolutions of the Board of Directors and by consent of the sole common stockholder of the corporation.

          IN WITNESS WHEREOF, this Certificate has been signed this 18th day of October, 1990.


                               /s/ JAMES A PARKE
                               ______________________________
                               James A. Parke
                               Senior Vice President, Finance

                               /s/ BURTON J. KLOSTER, JR.
                               ______________________________
                               Burton J. Kloster, Jr.
                               Secretary

STATE OF CONNECTICUT      )
                          :  ss.:
COUNTY OF FAIRFIELD       )


James A.  Parke and Burton J.   Kloster, Jr., each being duly
sworn, respectively deposes and says: that the said James A. Parke is the Senior Vice President, Finance and that the said Burton J. Kloster, Jr., is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instrument; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Certificate of Amendment by resolution of the Board of Directors adopted at a meeting duly called and held on the 18th day of October, 1990.



                                /s/ JAMES A PARKE
                                ______________________________
                                James A. Parke
                                Senior Vice President, Finance


                                /s/ BURTON J. KLOSTER, JR.
                                _____________________________
                                Burton J. Kloster, Jr.
                                Secretary



Subscribed and sworn to
before me this 18th day
of October, 1990

 /s/ JOYCE M. WINDSOR
_______________________
   Notary Public

       JOYCE M. WINDSOR
         NOTARY PUBLIC
MY COMMISSION EXPIRES MARCH 31, 1994

                               State of New York,

                               Banking Department




     I, Roy A. Parchment, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled, "Certificate of Amendment of the Organization Certificate of General Electric Capital Corporation under Section 8005 of the Banking Law" dated November 14, 1990, the purpose of which is to amend ARTICLE THIRD of the Organization Certificate in certain respects.





Witness, my hand and official seal of the Banking Department at the City of New
                    York, this 14th day of November in the Year of our Lord one thousand nine hundred and ninety.





                            /s/ ROY A. PARCHMENT
                            ______________________________________
                                   DEPUTY Superintendent of Banks.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                            ORGANIZATION CERTIFICATE
                                       OF
                      GENERAL ELECTRIC CAPITAL CORPORATION
                     UNDER SECTION 8005 OF THE BANKING LAW

          We, the undersigned James A. Parke and Burton J.
Kloster, Jr., being respectively the Senior Vice President,
Finance and the Secretary of General Electric Capital
Corporation, do hereby certify and set forth:

          1.  The name of this corporation is General
Electric Capital Corporation. The name under which the corporation was formed was General Electric Credit
Corporation.

          2.  The Organization Certificate of General
Electric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 28th day of November, 1988 (hereinafter the "Restated Organization Certificate"). Certificates of Amendment of the Organization Certificate were filed by the Superintendent of Banks of the State of New York on the 21st day of December, 1988, the 22nd day of December, 1989, the 28th day of September, 1990 and the 18th day of October, 1990 (hereinafter the "Certificates of Amendment"). The Restated Organization Certificate as amended by such Certificates of Amendment is hereinafter referred to as the "Organization Certificate".

          3.   Paragraph Third of the Organization
Certificate, which Paragraph relates to the amount of capital stock of this corporation, is amended so as to add the following provisions authorizing two series and stating the numbers, designations and certain relative rights, preferences and limitations of such two series, as fixed by a resolution of the Board of Directors of the corporation, at the end of subparagraph (c) thereof, following Section Sixteen, as follows:

          SECTION SEVENTEEN:   Variable Cumulative Preferred
                               Stock, Series L and Variable
                               Cumulative Preferred Stock,
                               Series M.

          A.  Designations.

          There are hereby created two series of the Variable Cumulative Preferred Stock, each series to consist of 500 shares, and such series to be designated respectively the Variable Cumulative Preferred Stock, Series L (the "Series L Shares") and the Variable Cumulative Preferred Stock, Series M (the "Series M Shares").

          B.  Dividends.

          The initial dividend rate for the Series L Shares shall be 6.25% per annum; and for the Series M Shares shall be
6.25% per annum.   The initial Dividend Period shall end for
the Series L Shares on January 16, 1991; and for the Series M Shares on January 22, 1991.

          C.  Certain Redemption Prices.

          Notwithstanding the provisions of clause (ii) of paragraph A of SECTION EIGHT of subparagraph (c) of Paragraph Third, in the case of any Series L Shares or Series M Shares with a Dividend Period equal to or more than two (2) years, any redemption price determined by the corporation prior to the commencement of such Dividend Period shall not be less than One Hundred Thousand Dollars ($100,000) per share, plus accumulated and unpaid dividends to the date fixed for redemption.

          4. The foregoing amendment of Paragraph Third of the Organization Certificate was authorized by a resolution of the Board of Directors adopted at a meeting duly called and held on the 14th day of November, 1990, such resolution having been adopted pursuant to authority granted to the Board of Directors or a committee of the Board of Directors in the Organization Certificate referred to in paragraph 2 which was authorized by resolutions of the Board of Directors and by consent of the sole common stockholder of the corporation.

          IN WITNESS WHEREOF, this Certificate has been signed this 14th day of November, 1990.




                               /s/ JAMES A. PARKE
                               ______________________________
                               James A. Parke
                               Senior Vice President, Finance


                               /s/ BURTON J. KLOSTER, JR.
                               ______________________________
                               Burton J. Kloster, Jr.
                               Secretary

STATE OF CONNECTICUT     )
                         :  ss.:
COUNTY OF FAIRFIELD      )


James A. Parke and Burton J.   Kloster, Jr., each being duly
sworn, respectively deposes and says: that the said James A. Parke is the Senior Vice President, Finance and that the said Burton J. Kloster, Jr., is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instrument; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Certificate of Amendment by resolution of the Board of Directors adopted at a meeting duly called and held on the 14th day of November, 1990.




                               /s/ JAMES A PARKE
                               ______________________________
                               James A. Parke
                               Senior Vice President, Finance


                               /s/ BURTON J. KLOSTER, JR.
                               ______________________________
                               Burton J. Kloster, Jr.
                               Secretary

Subscribed and sworn to
before me this 14th day
of November, 1990


/s/ JOYCE M. WINDSOR
_______________________
     Notary Public

        JOYCE M. WINDSOR
         NOTARY PUBLIC
MY COMMISSION EXPIRES MARCH 31, 1994

                               State of New York

                               Banking Department



     I, Roy A. Parchment, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled, "Certificate of Amendment of the Organization Certificate of General Electric Capital Corporation under Section 8005 of the Banking Law" dated December 6, 1990, the purpose of which is to amend ARTICLE THIRD of the Organization Certificate in certain respects.





Witness, my hand and official seal of the Banking Department at the City of New
                    York, this 6th day of December in the Year of our Lord one thousand nine hundred and ninety.






                               /s/ ROY A. PARCHMENT
                               ___________________________________
                                   DEPUTY Superintendent of Banks.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                            ORGANIZATION CERTIFICATE
                                       OF
                      GENERAL ELECTRIC CAPITAL CORPORATION
                     UNDER SECTION 8005 OF THE BANKING LAW

          We, the undersigned James A. Parke and Burton J.
Kloster,  Jr., being respectively the Senior Vice President,
Finance and the Secretary of General Electric Capital
Corporation, do hereby certify and set forth:

          1.    The name of this corporation is General
Electric Capital Corporation. The name under which the corporation was formed was General Electric Credit
Corporation.

          2.   The Organization Certificate of General
Electric Capital Corporation was filed by the Superintendent of Banks of the State of New York on the 6th day of October, 1943, and in the office of the Clerk of New York County on the 21st day of October, 1943. A Restated Organization Certificate was filed by the Superintendent of Banks of the State of New York on the 28th day of November, 1988 (hereinafter the "Restated Organization Certificate"). Certificates of Amendment of the Organization Certificate were filed by the Superintendent of Banks of the State of New York on the 21st day of December, 1988, the 22nd day of December, 1989, the 28th day of September, 1990, the 18th day of October, 1990 and the 14th day of November, 1990 (hereinafter
the "Certificates of Amendment").   The Restated Organization
Certificate as amended by such Certificates of Amendment is hereinafter referred to as the "Organization Certificate".

          3.   Paragraph Third of the Organization
Certificate, which Paragraph relates to the amount of capital stock of this corporation, is amended so as to add the following provisions authorizing a series and stating the numbers, designations and certain relative rights, preferences and limitations of such series, as fixed by a resolution of a committee of the Board of Directors of the corporation to which the Board of Directors has duly delegated such authority, at the end of subparagraph (c) thereof, following Section Seventeen, as follows:

          SECTION  EIGHTEEN:    Variable Cumulative Preferred
                                Stock, Series N

           A.  Designations.

           There is hereby created a series of the Variable
Cumulative Preferred Stock, such series to consist of 750 shares, and such series to be designated the Variable
Cumulative Preferred Stock, Series N (the "Series N Shares").

           B.  Dividends.

           The initial dividend rate for the Series N Shares shall be 6.50% per annum. The initial Dividend Period shall end for the Series N Shares on February 14, 1991.

           C.  Certain Redemption Prices.

           Notwithstanding the provisions of clause (ii) of paragraph A of SECTION EIGHT of subparagraph (c) of Paragraph Third, in the case of any Series N Shares with a Dividend Period equal to or more than two (2) years, any redemption price determined by the corporation prior to the commencement of such Dividend Period shall not be less than One Hundred Thousand Dollars ($100,000) per share, plus accumulated and unpaid dividends to the date fixed for redemption.

           4. The foregoing amendment of Paragraph Third of the Organization Certificate was authorized by a resolution of a duly authorized committee of the Board of Directors adopted at a meeting duly called and held on the 6th day of December, 1990, such resolution having been adopted pursuant to authority granted to the Board of Directors or a committee of the Board of Directors in the Organization Certificate referred to in paragraph 2 which was authorized by resolutions of the Board of Directors and by consent of the sole common stockholder of the corporation.

           IN WITNESS WHEREOF, this Certificate has been signed this 6th day of December, 1990.




                                /s/ JAMES A. PARKE
                                ______________________________
                                James A. Parke
                                Senior Vice President, Finance


                                /s/ BURTON J. KLOSTER, JR.
                                ______________________________
                                Burton J. Kloster, Jr.
                                Secretary


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
STATE OF CONNECTICUT      )
                          :  ss.:
COUNTY OF FAIRFIELD       )


James A. Parke and Burton J. Kloster, Jr., each being duly sworn, respectively deposes and says: that the said James A. Parke is the Senior Vice President, Finance and that the said Burton J. Kloster, Jr., is the Secretary of General Electric Capital Corporation, the corporation executing the foregoing instrument; that each of them has read the same and that the statements contained therein are true and they have been authorized to execute and file the foregoing Certificate of Amendment by resolution of a duly authorized committee of the Board of Directors adopted at a meeting duly called and held on the 6th day of December, 1990.


                                /s/ JAMES A. PARKE
                                ______________________________
                                James A. Parke
                                Senior Vice President, Finance


                                /s/ BURTON J. KLOSTER, JR.
                                ______________________________
                                Burton J. Kloster, Jr.
                                Secretary

Subscribed and sworn to
before me this 6th day
of December, 1990

/s/ JOYCE M. WINDSOR
_______________________
     Notary Public

       JOYCE M. WINDSOR
         NOTARY PUBLIC
MY COMMISSION EXPIRES MARCH 31, 1994




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